UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 22, 2010
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 22, 2010, Lance, Inc. (the “Company”) issued a press release with respect to its financial results for the second quarter ended June 26, 2010. A copy of the press release is being furnished as Exhibit 99.1 hereto. The Company will hold a conference call and live webcast on July 22, 2010 to discuss its financial results. A copy of the slides to be presented during the call is being furnished as Exhibit 99.2 and incorporated herein by reference. The press release and slide presentation contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially.
Each of the exhibits attached hereto also presents measures not derived in accordance with generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP financial measures provide useful information to investors as the measures emphasize core on-going operations and are helpful in comparing past and present operating results. The Company uses these measures to evaluate past performance and prospects for future performance. The presentation of non-GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.
The information furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated July 22, 2010, with respect to the Company’s financial results for the second quarter ended June 26, 2010.

99.2	Slide Presentation for the July 22, 2010 investor conference call regarding the Company’s financial results for the second quarter ended June 26, 2010.
The information furnished as exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.
Important Information for Investors and Stockholders
This Form 8-K relates to a proposed merger between Lance and Snyder’s that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed by Lance with the SEC. This Form 8-K is not a substitute for the joint proxy statement/prospectus that Lance will file with the SEC or any other document that Lance may file with the SEC or Lance or Snyder’s may send to its stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT ON FORM S-4, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available in the case of Lance, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Lance through Dee Noon, assistant to the CFO, at 704-557-5727 and, in the case of Snyder’s, by directing a request to John Bartman, Vice President of Human Resources, at 717-632-4477.
Participants in the Solicitation
Snyder’s, Lance and their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of Lance. A list of the names of those directors and executive officers and descriptions of their interests in Lance and Snyder’s will be contained in the joint proxy statement/prospectus which will be filed by Lance with the SEC. Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint proxy statement/prospectus when it becomes available.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: July 22, 2010	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
July 22, 2010	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated July 22, 2010, with respect to the Company’s financial results for the second quarter ended June 26, 2010.

99.2	Slide Presentation for the July 22, 2010 investor conference call regarding the Company’s financial results for the second quarter ended June 26, 2010.